Exhibit 1.1

[Number of Firm Shares] Shares

ENVIVIO, INC.

Common Stock

($0.001 par value)

UNDERWRITING AGREEMENT

[—], 2012

GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

As representatives of the several Underwriters

named in Schedule I hereto

c/o Goldman, Sachs & Co.

555 California Street, 45th Floor

San Francisco, California 94104

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

c/o Stifel, Nicolaus & Company, Incorporated

One Montgomery Street, Suite 3700

San Francisco, California 94104

Ladies and Gentlemen:

Envivio, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (collectively, the “Underwriters”) for whom GOLDMAN, SACHS & CO., DEUTSCHE BANK SECURITIES INC. and STIFEL, NICOLAUS & COMPANY, INCORPORATED are acting as representatives (the “Representatives”) an aggregate of [—] shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose, severally and not jointly, to sell to the Underwriters an aggregate of [—] shares of Common Stock. The aggregate of [—] shares of Common Stock to be sold by the Company and the Selling Stockholders to the Underwriters hereunder are hereinafter referred to collectively as the “Firm Shares”. The Selling Stockholders also propose to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional [—] shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares”.

The Company confirms as follows its agreements with the Representatives and the several other Underwriters.

1.(a) The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i) A registration statement on Form S-1 (File No. 333-173529) in respect of the Shares and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”). The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form. Other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and is currently in effect, no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act (the “Rules and Regulations”) is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective, or at the time such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iv) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”);

(ii)(A) At the respective times, the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Shares are purchased, at each Option Closing Date) (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) at the time the Preliminary Prospectus, the Prospectus or any amendments or supplements thereto were issued or filed and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), none of the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (A) and (B) above shall not apply to statements in or omissions from the Registration Statement, the Preliminary Prospectus or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(c) hereof. No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. No document has been prepared or delivered in reliance on Rule 434 under the Securities Act;

(iii) Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iv) For the purposes of this Agreement, the “Applicable Time” is [—]:[—] [—].M. (Eastern Time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule IV hereto, taken together, when considered together with the public offering price per Share and the number of Shares offered, each as set forth on the cover page of the Prospectus (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule IV hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(c) hereof;

(v) The Company has filed a registration statement on Form 8-A pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to register the Common Stock, and such registration statement has been declared effective;

(vi) At the time of filing the Initial Registration Statement, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act;

(vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and the Subsidiaries (as defined in Section 1(a)(viii) hereof), considered as one enterprise (a “Material Adverse Effect”);

(viii) The Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission, incorporated, organized or formed in the United States. Each subsidiary of the Company (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of the jurisdiction of its incorporation (or organization), with full power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect. Except for the Subsidiaries, the Company does not directly or indirectly own any equity interest in, or any interest convertible or exchangeable or exercisable for any equity interest in, any corporation, partnership, limited liability company, joint venture or other entity. All of the issued and outstanding capital stock (or other ownership interests) of each Subsidiary has been duly and validly authorized and issued, was issued in compliance with all applicable state and federal securities laws or an exemption therefrom, is fully paid and non-assessable and is owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. There are no outstanding options, warrants or rights to acquire shares of capital stock of any of the Subsidiaries;

(ix) [The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;]

(x) With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and the Subsidiaries (the “Company Stock Plans”) (A) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by the Company and to the Company’s knowledge, the other party thereto, (B) each Stock Option was granted at a per share exercise price no less than the fair market value per share of the Common Stock as determined in good faith by the Company’s Board of Directors on the Grant Date, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant, and (C) each grant of a Stock Option was made in accordance with the terms of the Company Stock Plans and all other applicable laws and regulatory rules or requirements;

(xi) The Company has an authorized and outstanding capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Pricing Prospectus. None of the issued and outstanding shares of capital stock of the Company are subject to any preemptive, rights of first refusal or similar rights or to any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party; and except as described in the Pricing Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any of the Subsidiaries, any such convertible or exchangeable securities or any such rights, warrants or options;

(xii) The Shares have been duly and validly authorized and, the Shares to be issued and sold by the Company, when issued and delivered to and paid for by the

Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable, will be issued in compliance with all applicable state and federal securities laws or an exemption therefrom and will conform to the descriptions thereof contained in the Prospectus; and the issuance of the Shares to be issued and sold by the Company is not subject to any preemptive, rights of first refusal or similar rights;

(xiii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company. This Agreement is enforceable in accordance with the terms thereof, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles;

(xiv) The Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the authorization, issuance and sale of the Shares to be issued and sold by the Company; all corporate actions (including those of stockholders) necessary for the Company to consummate the transactions contemplated in this Agreement have been obtained and are in effect; except as described in the Pricing Disclosure Package and the Prospectus, no approval of the Company (including the approval of its stockholders) is required under the rules and regulations of any trading market for the Company to issue and deliver to the Underwriters the Shares to be issued and sold by the Company;

(xv) The Company is not in breach or violation of nor in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws or other organizational documents; (B) any indenture, mortgage, deed of trust, loan agreement or other evidence of indebtedness, lease, license, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected; (C) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority; or (D) any decree, judgment or order applicable to it or any of its properties, except for such defaults specified under clauses (B) through (D) herein that would not have a Material Adverse Effect;

(xvi) The issue and sale of the Shares to be issued and sold by the Company, the execution, delivery and performance of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other evidence of indebtedness, lease, license, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of the Company or any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority; and no consent, approval, authorization, order, registration, qualification, permit, license, exemption, filing or notice of or with any such court or governmental agency or body is required for the issue and sale of the Shares to be issued and sold by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”) or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xvii) BDO USA, LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Securities Act and the Rules and Regulations. The financial statements, together with the related schedules and notes, included in the Registration Statement and the Pricing Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The pro forma financial statements of the Company and the Subsidiaries and the related notes thereto included in the Registration Statement and the Pricing Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

(xviii) Neither the Company nor any Subsidiary has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration

Statement and the Pricing Prospectus, (A) except as described in the Registration Statement or the Pricing Prospectus, there has not been any change in the capital stock or short or long-term debt of the Company or any of the Subsidiaries, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock (in each case, other than as a result of the grant or exercise of stock options and the offer to sell shares of stock and award shares of restricted stock under the Company’s existing equity incentive plans, the repurchase of shares of capital stock pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company or any Subsidiary or the exercise of warrants outstanding as of the effective date of the Registration Statement or the date of the Pricing Prospectus, as applicable), (B) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise, or (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus;

(xix) Neither the Company nor any of the Subsidiaries is (A) in violation of its certificate or articles of incorporation or bylaws (or other organization documents), (B) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, (C) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (B), (C) and (D), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect;

(xx) Each of the Company and each Subsidiary has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Pricing Disclosure Package and the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary;

(xxi) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or such Subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement or the Pricing Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xxii) The Company and the Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Permits and all of such Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits;

(xxiii) The Company and the Subsidiaries exclusively own all inventions (whether or not patentable), processes, software, software codes (including object code and source code), algorithms, works of authorship, Internet domain names, technology, know-how proprietary or confidential information, procedures, logos, trademarks, service marks, trade names, and all rights therein, including but not limited to patents, copyrights, trademark rights, including all applications thereto, trade secret rights and any other proprietary rights of any kind (collectively “Intellectual Property”) or otherwise possess all licenses to or rights in third party’s Intellectual Property, including open source code, that is necessary to carrying on their businesses as now conducted and now proposed to be conducted as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus: (A) to the Company’s knowledge, there is no (1) infringement, misappropriation or violation by third parties of, or (2) conflict by third parties with rights of the Company with respect to, in either case, any such Intellectual Property owned or possessed by, licensed to, or otherwise controlled by, the Company or the Subsidiaries; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any of the Subsidiaries’ rights in or to any such Intellectual Property owned or possessed by, licensed to, or otherwise controlled by, the Company or the Subsidiaries; (C) the Intellectual Property owned by the Company and the Subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and the Subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property or that would render any such Intellectual Property invalid or inadequate to protect the interests of the Company and the Subsidiaries; (D) neither the Company nor any of the Subsidiaries have entered into or is a party to any contract, agreement or arrangement that materially restricts or impairs the use of any such Intellectual Property; (E) neither the

Company nor any of the Subsidiaries have received any notice of claim of infringement or misappropriation of, or conflict with, asserted Intellectual Property rights of others, and know of no reasonable basis for any such claims; and (F) the conduct of the Company’s or the Subsidiaries’ businesses as currently conducted does not infringe, misappropriate or conflict (Y) with any Intellectual Property rights, excluding patents, of others, or (Z) to the Company’s knowledge, with any patent held by others. None of the Intellectual Property employed by the Company or the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual or fiduciary obligation binding on the Company or the Subsidiaries or, to the Company’s knowledge, any of their respective officers, directors or employees. The Company and the Subsidiaries have taken commercially reasonable actions to maintain and protect registered Intellectual Property owned by the Company or the Subsidiaries, including payment of applicable maintenance fees, filing of applicable statements of use and timely response to requests for information. The Company and the Subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually or otherwise required to do so, the confidential information of third parties in their possession, and are not using and have not used any confidential information, trade secrets or computer software (not licensed to the Company or the Subsidiaries) required for its products of any former employer of any of its past or present employees. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Business-Intellectual Property”, to the extent they contain summaries of the Intellectual Property of the Company and the Subsidiaries, accurately and fairly summarize in all material respects the legal matters, documents and proceedings relating to such Intellectual Property described therein;

(xxiv) The Company is not engaging in any improper use of data obtained by it from customers or other third parties or through its own survey collection efforts. To the Company’s knowledge, there is no claim being made against any employee or consultant of the Company in his or her capacity as an employee or consultant of the Company, as applicable, regarding Intellectual Property or other infringement or improper use of any data obtained by the Company from third parties or through its own survey collection efforts which would reasonably be expected to result in a Material Adverse Effect;

(xxv) All current employees, consultants and contractors of the Company and the Subsidiaries have executed written instruments with the Company that assign to the Company all right, title and interest in and to any and all Intellectual Property relating to the business of the Company or any of the products or services being researched, developed or sold by the Company or that may be used with any such products or services and any Intellectual Property or proprietary rights related thereto. All former employees, consultants and contractors of the Company who were employed by or provided services to the Company at any time on or after February 1, 2006 and, to the Company’s knowledge, all other former employees, consultants and contractors of the Company, have executed written instruments with the Company that assign to the Company all right, title and interest in and to any and all Intellectual Property relating to the business of the Company or any of the products or services being researched, developed or sold by the Company or that may be used with any such products or services, expect to the extent that failure to execute such written instruments would not have a Material Adverse Effect;

(xxvi) No material labor or employment dispute with the employees of the Company or the Subsidiaries exists, or, to the knowledge of the Company, is imminent. No employees of the Company are subject to a collective bargaining agreement. The Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect;

(xxvii) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect;

(xxviii) The Company and each of the Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and the Subsidiaries. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxix) Since the date of the latest audited financial statements included in the Pricing Prospectus, except as otherwise described in the Pricing Prospectus, (A) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of the Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries, and (B) since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxx) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective;

(xxxi) All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided and except as would not result in a Material Adverse Effect. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined except to the extent any inadequacy would not result in a Material Adverse Effect;

(xxxii) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, represent an accurate summary of such terms in all material respects;

(xxxiii) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(xxxiv) Neither the Company nor any of the Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal, handling or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim;

(xxxv) There has been no storage, generation, production, transportation, use, handling, treatment, release or threat of release of hazardous or toxic substances by, relating to or caused by the Company or any of the Subsidiaries (or, to the knowledge of the Company and the Subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of the Subsidiaries is or could reasonably be expected to be liable and including in connection with the transactions contemplated by this Agreement) at, on, under or from any property or facility now or previously owned, operated or leased (or which shall be upon consummation of the transactions contemplated by this Agreement) by the Company or any of the Subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xxxvi) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company, any Subsidiary or any affiliate of the Company or any Subsidiary for employees or former employees of the Company, the Subsidiaries and the Company’s and each Subsidiary’s affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, including, without limitation, pursuant to Section 408 of ERISA and the regulatory guidance thereunder; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

(xxxvii) Neither the Company, nor any of the Subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment;

(xxxviii) Except as described in the Registration Statement, the Pricing Disclosing Package and the Prospectus, no person has any rights with respect to the registration of their shares of the Company’s capital stock, or with respect to registration of any shares of capital stock of the Company issuable pursuant to outstanding securities of the Company, or rights similar to any of the foregoing. There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement, except for such rights as have been duly waived in writing, which waivers are in effect as of the date hereof and as of the Closing Date;

(xxxix) The Company is not and, after giving effect to the offering and sale of the Shares to be issued and sold by the Company as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, will not be an

“investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xl) The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The Company has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement;

(xli) The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources and the Company has obtained the written consent to the use of such data from sources to the extent required;

(xlii) There are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company that could reasonably be expected to have a Material Adverse Effect;

(xliii) The Company has reviewed and agreed with the selection, application and disclosure of critical accounting policies and has consulted with the Company’s independent registered public accounting firm and the Company’s audit committee of the board of directors with regard to such disclosure;

(xliv) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus and which is not so described; and there are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company;

(xlv) Except as described in the Registration Statement, Pricing Prospectus and Prospectus, the Company has not, directly or indirectly, including through any Subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for any of its directors or executive officers;

(xlvi) Except as contemplated by this Agreement and except as disclosed in the Registration Statement, Pricing Prospectus and Prospectus, no person is entitled to receive from the Company a brokerage commission, finder’s fee or other like payment in connection with this Agreement or the offering of the Shares contemplated herein;

(xlvii) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Prospectus or the Prospectus has been made without a reasonable basis and other than in good faith;

(xlviii) There is no document, contract, permit or instrument of a character required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or filed as an exhibit to the Registration Statement to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against and by the Company in accordance with the terms thereof, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles;

(xlix) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act) with the offer and sale of the Shares pursuant to the Registration Statement and the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Pricing Prospectus other than as are described in the Registration Statement, Pricing Prospectus and the Prospectus and other than as a result of the grant or exercise of stock options and the offer to sell shares of stock and award shares of restricted stock under the Company’s existing equity incentive plans, the repurchase of shares of capital stock pursuant to written agreements providing for an option to repurchase or a right of first refusal on behalf of the Company or any Subsidiary or the exercise of warrants to purchase up to an aggregate of [36,000] shares of the Company’s preferred stock;

(l) Since the date of this Agreement, all existing agreements or provisions between the Company and any of its securityholders that prohibit the sale, transfer, assignment, pledge, hypothecation and/or other disposal of any of the Company’s securities in connection with this offering have been enforced by the Company;

(li) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company’s board of directors meets the independence requirements of, and has established an audit committee that meets the independence requirements of, the rules and regulations of the Commission and NASDAQ;

(lii) The Company is in compliance with all currently effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable, or will be applicable to the Company as of at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date);

(liii) None of the Subsidiaries is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other subsidiary of the Company;

(liv) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(lv) None of the Company, any of the Subsidiaries or, to the Company’s knowledge, any controlled affiliate of the Company or any of the Subsidiaries does business with the government of, or with any person located in any country in a manner that violates any of the economic sanctions programs or similar sanctions related measures of the United States as administered by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”); the net proceeds from this offering will not be used directly or indirectly to fund any operations in, finance any investment in or make any payments to any country, or to make any payments to any person, in a manner that violates any of the economic sanctions of the United States administered by OFAC;

(lvi) The Company does not do business with the government of Cuba or with any person located in Cuba within the meaning of Section 517.075, Florida Statutes;

(lvii) The audiovisual presentation made available to the public by the Company at [http://www.netroadshow.com/[address]][or Company address] is a “bona fide electronic roadshow” for purposes of Rule 433(d)(8)(ii) of the Securities Act, and such presentation, together with the Pricing Prospectus, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a)(lvii) do not apply to statements in or omissions from such presentation or Pricing Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(c) hereof; and

(lviii) Any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

(b) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney (as defined in Section 1(b)(viii) hereof) and the Custody Agreement (as defined in Section 1(b)(viii) hereof) and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (B) result in any violation of the provisions of the organizational documents of such Selling Stockholder if such Selling Stockholder is an organization, or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any property or assets of such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Power of Attorney and the Custody Agreement and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except (x) the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (y) in the case of clause (A) or (C), for such conflicts, breaches, violations or defaults as would not impair in any material respect the ability of the Selling Stockholders to fulfill their obligations hereunder and thereunder;

(iii) Such Selling Stockholder has, and immediately prior to the Closing Date and each Option Closing Date, such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder to the Underwriters hereunder at the Closing Date and each such Option Closing Date, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(iv) On or prior to the date of the Pricing Prospectus, such Selling Stockholder has duly executed and delivered to the Representatives a “lock-up” agreement, substantially in the form of Exhibit C hereto;

(v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Registration Statement, Preliminary Prospectus, Pricing Prospectus and Issuer Free Writing Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not or will not, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood and agreed that the only such written information furnished by such Selling Stockholder consists of information provided for use in the preparation of the answers to Item 7 and Item 11(m) of Form S-1 with respect to such Selling Stockholder (with respect to each Selling Stockholder, the “Provided Information”);

(vii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder has delivered to the Representatives a properly completed and executed United States Treasury Department Form W 9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(viii) Certificates in negotiable form or securities entitlements representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to the Representatives (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to the Representatives (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys in fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the Purchase Price (as defined in Section 2 hereof) to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

(ix) The Shares represented by the certificates or in book-entry form held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys in Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or limited liability company, by the dissolution of such partnership, corporation or limited liability company, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or limited liability company should be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates representing the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys in Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys in Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event; and

(x) With respect to each Selling Stockholder listed on Schedule V hereto, such Selling Stockholder is not prompted to sell its Shares pursuant to this Agreement by any material non-public information concerning the Company or any of the Subsidiaries that is not disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell, and each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $[—] (the “Purchase Price”), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling

Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Selling Stockholders, as and to the extent indicated in Schedule III hereto, agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the Purchase Price (which shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares), the number of Option Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying (x) the number of Option Shares as to which such election shall have been exercised by (y) a fraction, the numerator of which is the aggregate number of Option Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Option Shares to be purchased by all of the Underwriters from all of the Selling Stockholders set forth on Schedule III hereto.

The Selling Stockholders, as and to the extent indicated on Schedule III hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to [—] Option Shares, at the Purchase Price (which shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares), for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by all Selling Stockholders as set forth in Schedule III hereto. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representatives to the Company and the Attorneys-in-Fact for the Selling Stockholders set forth on Schedule III hereto, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives, the Company and the Attorneys-in-Fact for the Selling Stockholders set forth on Schedule III hereto otherwise agree in writing, earlier than two or later than ten Business Days after the date of such notice. For the purposes of this Agreement, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

3. Upon the authorization by the Representatives of the release of the Firm Shares, it is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4.(a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the respective accounts of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Custodian to the Representatives at least forty-eight hours in advance. The Company and the Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, [10:00 a.m.] (Eastern Time), on [—], 2012, or such other time and date as the Representatives, the Company and the Attorneys-in-Fact for the Selling Stockholders set forth on Schedule II hereto may agree upon in writing, and, with respect to the Option Shares, [10:00 a.m.] (Eastern Time), on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Option Shares, or such other time and date as the Representatives and the Attorneys-in-Fact for the Selling Stockholders set forth on Schedule III hereto may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “Closing Date”, such time and date for each delivery of the Option Shares, if not the Closing Date, is herein called an “Option Closing Date”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Paul Hastings LLP, 1117 S. California Avenue, Palo Alto, CA 94304 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m. (Eastern Time) on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

5. The Company covenants and agrees with each of the Underwriters as follows:

(a) The Company will prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act. The Company, subject to Section 5(b) hereof, will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representatives and the Selling Stockholders immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives and the Selling Stockholders with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting or withdrawal thereof at the earliest possible moment.

(b) The Company will give the Representatives and the Selling Stockholders notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) Unless exempted by the National Securities Markets Improvements Act of 1996, the Company will use its reasonable best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction.

(d) The Company has furnished or will deliver to the Representatives, without charge, three signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to each Underwriter and each Selling Stockholder, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter and such Selling Stockholder reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter and each Selling Stockholder, without charge, prior to 5:00 P.M. (Eastern Time) on the Business Day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter or such Selling Stockholder may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters and the Selling Stockholders will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters and the Selling Stockholders such number of written and electronic copies of such amendment or supplement as the Underwriters the Selling Stockholders may reasonably request. The Company will provide the Representatives with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i) The Company will use its reasonable best efforts to effect and maintain the listing for quotation of the Common Stock (including the Shares) on the NASDAQ Global Market.

(j) During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Goldman, Sachs & Co., (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose the intention to make any offer, sale, pledge disposition or filing; or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold to the Underwriters hereunder, (2) the issuance of options to acquire shares of Common Stock granted pursuant to the Company’s benefit plans that are referred to in the Prospectus, as such plans may be amended, (3) the issuance of shares of Common Stock upon the exercise of any such options, (4) shares of Common Stock issued upon exercise of outstanding warrants, (5) shares of Common Stock or options or warrants to purchase shares of Common Stock issued or sold pursuant to arrangements with financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Company’s Board of Directors, and (6) strategic arrangements approved by the Company’s Board of Directors, but only if (A) the holders of such shares, options or warrants issued under (5) and (6) above are contractually restricted from and agree in writing not to sell, offer, dispose of or otherwise transfer any such shares, options or warrants during such lock-up period without the prior written consent of Goldman, Sachs & Co., and (B) the Company does not grant the holders of such shares, options or warrants issued under (5) and (6) any rights that may obligate the Company, and the Company does not otherwise agree, to file one or more registration statements (other than registration statements on Form S-4 or Form S-8) to register the sale or resale of such shares, options or warrants, or the shares of Common Stock underlying such options or warrants, during such lock-up period. Notwithstanding the foregoing, if (A) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; except that such extension will not apply if, (i) within three business days prior to the 15th calendar day before the last day of the original lock-up period, the Company delivers to the Representatives a certificate, signed by the Chief Executive Officer or Chief Financial Officer of the Company, certifying on behalf of the Company that, upon advice of the Company’s outside counsel reasonably acceptable to the Representatives, (a) the Shares are “actively traded securities” (as defined in Regulation M), (b) the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Conduct Rule 2711(f)(4), and (c) the provisions of NASD Conduct Rule 2711(f)(4) are not applicable to any research reports relating to the Company published or distributed by any of the Underwriters during the 15 days before or after the last day of the original lock-up period (before giving effect to such extension). The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

(k) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(l) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

(m) During a period of three years from the effective date of the Registration Statement, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the Company may satisfy the requirements of this Section 5(m) by filing such information with the Commission through EDGAR.

(n) During a period of five years from the effective date of the Registration Statement, unless otherwise publicly available in electronic format on the website of the Company or on EDGAR, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, FINRA or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that no reports, statements, communications or other information need be furnished pursuant to this Section 5(n) to the extent they are available on EDGAR.

(o) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M. (Eastern Time), on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(p) If so requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one Business Day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Shares; (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(q) To not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(r) Other than as contemplated by this Agreement, not to incur any liability for a brokerage commission, finder’s fee or other like payment in connection with this Agreement or the offering of the Shares contemplated herein.

(s) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(t) During the applicable restricted periods (including any extension thereof) it will enforce all existing agreements or provisions between the Company and any of its securityholders that prohibit the sale, transfer, assignment, pledge, hypothecation and/or other disposal of any of the Company’s securities in connection with this offering. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing lock-up or market standoff agreements or provisions for the applicable restricted periods (including any extension thereof) or such longer duration as provided in any such agreement or provisions. The Company agrees not to release, amend or otherwise grant any waiver of such agreements or provisions without the prior written consent of the Representatives.

(u) If Goldman, Sachs & Co., in its sole discretion, agrees to release or waive the restrictions set forth in a “lock-up” agreement described in Section 8(o) hereof for any officer or director of the Company and provides the Company with notice of such impending release or waiver at least three (3) Business Days before the effective date of such release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

6.(a) The Company and each Selling Stockholder, severally and not jointly, represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule IV hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(c) hereof.

7. The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is prevented from becoming effective or is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (a) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors and counsel for the Selling Stockholders; (b) filing fees and all other expenses in connection with the preparation, printing, reproduction, filing, delivering and shipping of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers (including one or more versions of the Prospectus for distribution in Canada, often in the form a “Canadian wrapper” and including reasonable fees and expenses of Canadian counsel to the Underwriters); (c) the cost of printing, producing, delivering and shipping this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (d) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (e) all fees and expenses in connection with listing the Common Stock (including the Shares) on the NASDAQ Global Market; (f) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review or approval by FINRA of the terms of the sale of the Shares; (g) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (h) the cost and charges of any transfer agent or registrar; (i) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares or any “roadshow” undertaken in connection with the marketing of the Shares, including without limitation, 50% of the cost of aircraft and other transportation chartered in connection with the “roadshow”; and (j) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7.

8. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date and on each Option Closing Date, as the case may be, are subject to the performance by the Company and each of the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M. (Eastern Time) on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission. All requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The representations and warranties of the Company and the Selling Stockholders contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company and the Selling Stockholders shall have complied with all agreements and all conditions on their respective part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c)(i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there shall not have been any change in the capital stock or short or long-term debt of the Company or any Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and any Subsidiary, or (2) there shall not have been any Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(d) The Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Company, at least one of whom shall be the Company’s Principal Financial Officer or Principal Accounting Officer, certifying to the effect (i) set forth in Section 8(b) hereof with respect to the Company, (ii) that none of the situations set forth in clauses (i) or (ii) of Section 8(c) hereof shall have occurred, (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and continues to be in effect at such time and to the knowledge of the Company, no proceedings for that purpose have been instituted and are pending or contemplated by the Commission, and (iv) such other matters as may be reasonably requested by the Representatives.

(e) The Underwriters shall not have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in the opinion of the Underwriters, is material or omits to state a material fact which, in the opinion of the Underwriters, is required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Pricing Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in the opinion of the Underwriters, is material, or omits to state a fact which, in the opinion of the Underwriters, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(f) On the Closing Date or the Option Closing Date, as the case may be, Pillsbury Winthrop Shaw Pittman LLP, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(g) On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, BDO USA, LLP shall have furnished to the Underwriters a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) On the Closing Date or the Option Closing Date, as the case may be, the Representatives shall have received from BDO USA, LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8(g) hereof, except that the specified date referred to shall be a date not more than three Business Days prior to the Closing Date or such Option Closing Date, as the case may be.

(i) On the Closing Date or the Option Closing Date, as the case may be, Paul Hastings LLP, counsel for the Underwriters, shall have furnished to the Representatives their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the

Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information, and shall be permitted to rely on such papers and information, as they may reasonably request to enable them to pass upon such matters.

(j) On the Closing Date or the Option Closing Date, as the case may be, Whalen LLP, counsel for the Selling Stockholders, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

(k) The Representatives shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate executed by each Selling Stockholder (with respect to each Selling Stockholder who is a natural person) or executed by an officer, general partner, director or manager of each Selling Stockholder (with respect to each Selling Stockholder that is not a natural person), in each case certifying to the effect (i) set forth in Section 8(b) hereof with respect to such Selling Stockholder, and (ii) such other matters as may be reasonably requested by the Representatives.

(l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any Federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the sale of the Shares.

(m) The Shares to be delivered on the Closing Date or the Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

(n) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(o) The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto from all officers and directors of the Company and each Selling Stockholder and from each beneficial owner (as defined and determined according to Rule 13d-3 under the Exchange Act, except that a one hundred eighty day period shall be used rather than the sixty day period set forth therein) of 0.3% or more of outstanding issued share capital of the Company, and all such agreements shall be in full force and effect on the Closing Date or the Option Closing Date, as the case may be.

(p) The Underwriters shall have received at the Closing Date or the Option Closing Date, as the case may be, a certificate of the Secretary of the Company in the form agreed to by the Company and the Representatives.

(q) The Underwriters shall have received at the Closing Date or the Option Closing Date, as the case may be, a certificate of the Chief Financial Officer of the Company in the form agreed to by the Company and the Representatives.

(r) On or prior to the Closing Date or the Option Closing Date, as the case may be, counsel for the Underwriters shall have been furnished with such information, certificates and documents as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Shares as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering of the Shares contemplated hereby.

(s) On or prior to the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates, opinions and documents as the Representatives shall reasonably request.

(t) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities, if any, by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(u) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the NYSE Amex; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Market; (iii) a general moratorium on commercial banking activities declared by any Federal, New York or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, (v) the occurrence of any other calamity or crisis in the United States or elsewhere, or (vi) the occurrence of any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in (Y) clause (iv) or (v), in the judgment of the Representatives, or (Z) clause (vi), in the reasonable judgment of the Representatives, in either case makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

Except as otherwise stated herein, all such opinions, certificates, letters and other documents mentioned above and elsewhere in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters and their counsel. The Company and the Selling Stockholders will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12 hereof, by the Representatives by notice to the Company at any time at or prior to the Closing

Date or the Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 12 hereof.

9.(a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Disclosure Package, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 9(c) hereof.

(b) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any such untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Disclosure Package, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that: (i) each such Selling Stockholder shall be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with such Selling Stockholder’s Provided Information; (ii) such Selling Stockholder shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 9(c) hereof. Notwithstanding the foregoing provisions, the liability of each Selling Stockholder pursuant to this Section 9(b) shall not exceed an amount equal to the product of the number of Shares sold by such Selling Stockholder under this Agreement and the initial public offering price of the Shares, as set forth in the Prospectus (less underwriting discounts and commissions, but without deducting expenses of the Company or the Selling Stockholders) (such amount, with respect to each Selling Stockholder, the “Net Proceeds”).

(c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each Selling Stockholder and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Disclosure Package, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the list of the number of Firm Shares purchased by each Underwriter set forth under the heading “Underwriting;” (ii) the concession figure set forth in the section titled “Commissions and Discounts” under the heading “Underwriting”; and (iii) the statements under “Discretionary Accounts” under the heading “Underwriting.”

(d) Promptly after receipt by an indemnified party under Sections 9(a), 9(b) or 9(c) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such applicable Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party). Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Sections 9(a) or 9(b) hereof, shall be selected by Goldman, Sachs & Co. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Sections 9(a), 9(b) or 9(c) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders (as applicable), on the one hand, and the Underwriters, on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), (A) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (B) the liability of each Selling Stockholder under the contribution agreement contained in this Section 9(e) shall be limited to an amount equal to such Selling Stockholder’s Net Proceeds less any amounts that such Selling Stockholder pays under Section 9(b) above.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 9(e) to contribute are several in proportion to their respective underwriting obligations and not joint, and each Selling

Stockholder’s obligations in this Section 9(e) to contribute are several in proportion to such Selling Stockholder’s Net Proceeds, and not joint.

(f) The obligations of the parties to the agreements contained in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) Notwithstanding anything to the contrary in this Agreement, the aggregate liability of each Selling Stockholder under the indemnity and contribution agreements contained in this Section 9 shall not exceed such Selling Stockholder’s Net Proceeds.

10. If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or the Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or the Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or the Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or the Option Closing Date, as the case may be, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares by other persons are not made within 48 hours after such default, this Agreement will terminate, subject to the provisions of Section 12 hereof, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 12 hereof. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

11. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 12 hereof, in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York or California shall have been declared by Federal or New York State or California State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Shares to be delivered on the Closing Date or the Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares, or (e) there has occurred any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Shares to be delivered on the Closing Date or the Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 12 hereof.

12. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, any of the Selling Stockholders or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Sections 8, 10 or 11 hereof or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7 hereof, the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 9 hereof and the provisions of Sections 12, 13, 17 and 18 hereof shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 hereof and all obligations under Sections 5 and 6 hereof shall also remain in effect. If this Agreement shall be terminated by the Underwriters, or any of them, under Section 8 hereof or otherwise because of any failure or refusal on the part of the Company or any Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Stockholder shall be unable to perform its respective obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled (other than solely as a result of the failure of counsel to the Underwriters to deliver the opinion pursuant to Section 8(i) hereof or solely as a result of termination pursuant to the second sentence of Section 10 hereof), the Company or the Selling Stockholder, as the case may be, agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

13. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholders and the Underwriters, the officers and directors of the Company and the Selling Stockholders referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

14. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department; and c/o Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Equity Capital Markets – Syndicate Desk, fax: (212) 797-9344, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, New York 10005, Attention: General Counsel, fax: (212) 797-4564; and c/o Stifel, Nicolaus & Company, Incorporated, One Montgomery Street, Suite 3700, San Francisco, California 94104, fax: (415) 364-2868; Attention: General Counsel. Notices to the Company shall be given to it at Envivio, Inc., 400 Oyster Point Blvd., Suite 325, South San Francisco, CA 94080, fax: (650) 243-2750; Attention: Chief Financial Officer; provided, however, that notices under Section 5(j) hereof shall be in writing and, if to the Underwriters, shall be delivered or sent by mail or transmitted by any standard form of telecommunication to the Representatives, c/o Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Control Room; c/o Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Equity Capital Markets – Syndicate Desk, fax: (212) 797-9344, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, New York 10005, Attention: General Counsel, fax: (212) 797-4564; and c/o Stifel, Nicolaus & Company, Incorporated, One Montgomery Street, Suite 3700, San Francisco, California 94104, fax: (415) 364-2868; Attention: General Counsel. Notices to the Selling Stockholders shall be given to Whalen LLP, 19000 MacArthur Boulevard, Suite 600, Irvine, CA 92612, Attention: Michael Whalen, fax: (714) 408-7446. Any such statements, requests, notices or agreements shall take effect upon receipt thereto.

15. In all dealings with any Selling Stockholder hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18. The parties hereby submit to the jurisdiction of and venue in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

19. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

20. Time shall be of the essence of this Agreement.

21. The Company and each of the Selling Stockholders, severally and not jointly, acknowledge and agree that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (b) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement, and (d) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Selling Stockholders, severally and not jointly, agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.

22. Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

23. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.

24. The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney that authorizes such Attorney-in-Fact to take such action.

[Signature Page Follows]

Please indicate your acceptance of this Agreement as of the date first written above by signing in the space provided below.

Very truly yours,

ENVIVIO, INC.

By:
Name:
Title:

THE SELLING STOCKHOLDERS NAMED IN SCHEDULE II HERETO

By:
Name:
Title:

As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

STIFEL NICOLAUS & COMPANY, INCORPORATED

By:
Name:
Title:

For themselves and as Representatives of the other Underwriters named in Schedule I hereto